UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 17, 2008

LEVITT CORPORATION
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	001-31931 (Commission File Number)	11-3675068 (I.R.S. Employer Identification Number)

2200 West Cypress Creek Road, Fort Lauderdale, Florida (Address of principal executive offices)		33309 (Zip Code)

(954) 958-1800 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

(d)           Exhibit 10.1            Form of Indemnification Agreement

Exhibit 99.1            Press Release issued by Levitt Corporation on March 17, 2008

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 17, 2008, Levitt Corporation, a Florida corporation (the “Company”), is entering into an indemnification agreement (the “Indemnification Agreement”) with each of Mark Begelman and Martin E. Hanaka (together, the “Nominees”) in connection with the proxy solicitation described in Item 8.01 below.

Pursuant to the Indemnification Agreement, the Company will indemnify each Nominee against certain losses and expenses which such Nominee may incur in connection with the proxy solicitation described in Item 8.01 below.

This description of the Indemnification Agreement is qualified in its entirety by reference to the Indemnification Agreement, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 8.01.            OTHER EVENTS

On March 17, 2008, the Company announced that it had delivered notice (“Notice”) to Office Depot, Inc. (“Office Depot”) of the Company’s intent to nominate the two Nominees to stand for election to Office Depot’s Board of Directors at Office Depot’s 2008 Annual Meeting of Shareholders.  The press release announcing the delivery of the Notice is attached hereto as Exhibit 99.1.

Also on March 17, 2008, the Company, together with Woodbridge Equity Fund LLLP, a newly formed entity wholly-owned by the Company (“Woodbridge”, and together with the Company, the “Woodbridge Group”) and the Nominees filed a preliminary proxy statement with the Securities and Exchange Commission in connection with the solicitation of proxies for the Annual Meeting in support of the election of the Nominees.

As of March 17, 2008, the Woodbridge Group owned approximately 3,000,200 shares of common stock of Office Depot.

Additional Information

Levitt Corporation and Woodbridge Equity Fund LLLP (together, the “Woodbridge Group”), and Mark Begelman and Martin E. Hanaka (together, the "Nominees" and, together with the Woodbridge Group, the "Proponents") filed a preliminary proxy statement with the Securities and Exchange Commission on March 17, 2008 containing information about the solicitation of proxies for the 2008 Annual Meeting of the shareholders of Office Depot, Inc. (the “Company”).

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT (AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT) BECAUSE IT CONTAINS IMPORTANT INFORMATION.  DETAILED INFORMATION RELATING TO THE PROPONENTS AND ALAN B. LEVAN, JOHN E. ABDO AND SETH WISE, WHO MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM COMPANY ShareHOLDERS (COLLECTIVELY WITH THE PROPONENTS, THE "PARTICIPANTS"), CAN BE FOUND IN THE PRELIMINARY PROXY STATEMENT FILED BY THE PROPONENTS.  THE PRELIMINARY PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY THE PROPONENTS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, THE PROPONENTS WILL PROVIDE COPIES OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PROPONENT’S PROXY SOLICITOR, GEORGESON INC. AT 1-877-651-8856.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1                         Form of Indemnification Agreement

99.1                         Press Release issued by Levitt Corporation on March 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION

Dated: March 17, 2008	By:	/s/ Patrick M. Worsham

Name: Patrick M. Worsham
Title: Acting Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Indemnification Agreement

99.1	Press Release issued by Levitt Corporation on March 17, 2008